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                                                                   EXHIBIT 23.02


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1996 Equity Incentive Plan of Excite, Inc. of our report dated January 29, 1997 with respect to the consolidated financial statements of Excite, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.



                                               ERNST & YOUNG LLP



Palo Alto, California
June 24, 1997